SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2004

Commission File Number 000-29755

PENINSULA HOLDINGS GROUP, LTD

(Exact name of small business issuer as specified in its charter)

Nevada	30-0249192
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2424 North Federal Hwy
Suite 160
Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 417-2988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02:

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective December 9, 2004, Celso B. Suarez, Jr. resigned as the Registrant’s Chief Financial Officer.  Additionally, Mr. Suarez resigned from the Registrant’s Board of Directors and all other positions held with the Registrant’s subsidiaries.  Mr. Suarez’s resignation was not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

ITEM 9.01:

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits.

17.1    Letter of resignation from Director Celso B. Suarez, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Peninsula Holdings Group, Ltd.

By:

/s/ Lilly Beter

Lilly Beter

Chairman of the Board and President

Date:  December 10, 2004